Exhibit 32.1

                           Certification pursuant to
                            18 U.S.C. Section 1350,
                             as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Michael R. Kallet, President and Chief Executive Officer, and Eric E. Stickels, Executive Vice President and Chief Financial Officer of Oneida Financial Corp. (the "Company"), each certify in his/her capacity as an officer of the Company that he/she has reviewed the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 and that to the best of his/her knowledge:

     (5) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     (6) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


 August 13, 2003                           /s/ Michael R. Kallet
-----------------                          -------------------------------------
Date                                       President and Chief Executive Officer


 August 13, 2003                           /s/ Eric E. Stickels
-----------------                          -------------------------------------
Date                                       Executive Vice President and
                                           Chief Financial Officer